Exhibit 10.2

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of December 20, 2012 (this “Amendment”), to the Credit Agreement, dated as of August 9, 2012 (as amended or modified from time to time, the “Credit Agreement”), among INTERPOOL, INC., a corporation organized under the laws of Delaware (the “Borrower”), the other loan parties thereto (the “Loan Parties”), the lenders party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein in order to allow the maximum amount of Total Revolving Commitments, after giving effect to one or more Incremental Revolving Facilities pursuant to Section 2.08(e) of the Credit Agreement, to be up to $1,000,000,000;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Section 2.08(e) of the Credit Agreement is hereby amended by deleting the current amount of $825,000,000 set forth therein and replacing it with the new amount of $1,000,000,000.

SECTION 3. Effectiveness of Amendment. This Amendment shall become effective upon satisfaction of the following conditions precedent (such date, the “Amendment Effective Date”):

The Administrative Agent shall have received the following:

(i)         counterparts to this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders

(ii)        all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable and documented fees and reasonable, documented, out-of-pocket expenses of legal counsel) required to be paid; and

(iii)       certified resolutions from the board of directors, members or other similar body of each Loan Party authorizing the execution, delivery and performance of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

INTERPOOL, INC.

By:	/s/ Christopher Annese
	Name:	Christopher Annese
	Title:	Chief Financial Officer

[Amendment No. 1 Signature Page]

JPMORGAN CHASE BANK. N.A., as
Administrative Agent and as a Lender

By:	/s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

[Amendment No. 1 Signature Page]

Bank of America N.A.,
as a Lender

By:	/s/ Matthew T. O’Keefe
	Name:	Matthew T. O’Keefe
	Title:	Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Frank Fazio
	Name:	FRANK FAZIO
	Title:	Managing Director

By:	/s/ Stephen R. Lapidus
	Name:	Stephen R. Lapidus
	Title:	Director

WELLS FARGO BANK, NA,
as a Lender

By:	/s/ Peter Aziz
Name: Peter Aziz
Title: Vice President

Compass Bank,
as a Lender

By:	/s/ Mitchell Sanders
Name: Mitchell Sanders
Title: Credit Products Officer

FirstMerit Bank, N.A.,
as a Lender

By:	/s/ Kathryn C. Ellero
Name: Kathryn C. Ellero
Title: Vice President

CAPITAL ONE LEVERAGE FINANCE CORP.,
as a Lender

By:	/s/ Michael S. Burns
Name: Michael S. Burns
Title: SVP, Region Manager

FIRST NIAGARA COMMERCIAL FINANCE INC.
as a Lender

By:	/s/ James M. Dailey
	Name:	James M. Dailey
	Title:	SVP

Webster Business Credit Corporation,
as a Lender

By:	/s/ Steven Schuit
Name: Steven Schuit
Title: Vice President

CATHAY BANK, as a Lender

By:	/s/ Humberto Campos
	Name:	Humberto Campos
	Title:	Vice President